UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2013 (May 9, 2013)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On December 21, 2012, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, subject to stockholder approval of the amendment at the next Annual Meeting of stockholders, to permit holders of record of at least twenty (20%) percent of the voting power of the Corporation's outstanding common stock to call a special meeting of stockholders by written request filed with the Corporate Secretary and otherwise in accordance with the Bylaws.  The amended Bylaws were approved at the May 9, 2013 Annual Meeting of stockholders.  The amended Bylaws are attached hereto as Exhibit 3(ii).

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation's Annual Meeting of Stockholders was held on Thursday, May 9, 2013.  The following persons were elected to the Board of Directors for a term of one year:

	FOR	AGAINST	ABSTAIN
Thomas D. Bell, Jr.	217,622,600	1,553,176	917,072
Erskine B. Bowles	214,781,004	4,418,456	893,379
Robert A. Bradway	217,699,010	1,483,484	910,352
Wesley G. Bush	217,487,698	1,723,925	881,227
Daniel A. Carp	215,512,325	3,527,240	932,639
Karen N. Horn	200,085,247	19,037,822	969,598
Burton M. Joyce	217,340,165	1,735,505	898,931
Steven F. Leer	213,965,919	5,258,211	868,717
Michael D. Lockhart	217,717,269	1,443,944	931,634
Charles W. Moorman	212,615,049	6,199,269	1,278,531
Martin H. Nesbitt	217,085,805	1,906,995	1,100,048
John R. Thompson	215,558,429	3,420,127	1,114,291

Stockholders ratified the appointment of KPMG LLP as Norfolk Southern's independent registered public accounting firm for 2013.  Stockholders cast 262,966,497 votes for the appointment, 3,313,793 votes against the appointment and abstained from casting 997,634 votes on the appointment of the independent registered public accounting firm.

Stockholders approved, on an advisory basis, the compensation of the Corporation's Named Executive Officers.  Stockholders cast 209,507,933 votes for the approval, 8,769,799 votes against the approval, and abstained from casting 1,813,681 votes on the approval of the compensation of the Corporation's Named Executive Officers.

Stockholders approved an amendment to the Corporation’s Bylaws to give stockholders the right to call a special meeting.  Stockholders cast 216,722,608 votes for the amendment, 2,410,626 votes against the amendment, and abstained from casting 959,082 votes on the amendment of the Corporation's Bylaws.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(ii)	Bylaws of Norfolk Southern Corporation, as amended effective May 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  May 14, 2013

                                                                 EXHIBIT INDEX

Exhibit Number	Description
3(ii)	Bylaws of Norfolk Southern Corporation, as amended effective May 9, 2013